                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 19, 1999





                        GREEN TREE FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-63305                 41-1807858
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS employer
      of incorporation)            file number)           identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 293-3400
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events.

          Not applicable.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          (a)    Financial statements of businesses acquired.

                 Not applicable.

          (b)    Pro forma financial information.

                 Not applicable.



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

          (c)    Exhibits.

                 The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



                 Exhibit No.     Description
                 -----------     -----------

                     99.1 Terms Sheet dated February 19, 1999 distributed in connection with $1,200,000,000 (approximate) Certificates for Home Equity Loans, Series 1999-A, issued by Green Tree Financial Corporation, as Seller and Servicer.






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

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREEN TREE FINANCIAL CORPORATION



                                         By: /s/ Scott T. Young
                                            ------------------------------------
                                            Scott T. Young
                                            Senior Vice President and Controller

                                INDEX TO EXHIBITS




Exhibit Number                                                             Page
--------------                                                             ----

     99.1 Terms Sheet dated February 19, 1999 distributed in connection with $1,200,000,000 (approximate)
                  Certificates for Home Equity Loans, Series 1999-A, issued by Green Tree Financial Corporation, as Seller and Servicer.







                                        5